UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

SNOWFLAKE INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39504	46-0636374
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

Suite 3A, 106 East Babcock Street			59715
Bozeman,	Montana
(Address of Principal Executive Offices)[1]			(Zip Code)
(844) 766-9355
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SNOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

[1] The Company is a Delaware corporation with a globally distributed workforce and no corporate headquarters. Under the Securities and Exchange Commission's rules, the Company is required to designate a “principal executive office.” For purposes of this report, it has designated its office in Bozeman, Montana as its principal executive office.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 2, 2024, Snowflake Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. The following proposals were voted upon, and the final voting results with respect to each such proposal are set forth below.

Proposal 1 — Election of Directors. The Company’s stockholders elected the following Class I director nominees to serve until the Company’s Annual Meeting of Stockholders in 2027 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal. The results of such vote were:

Nominee	For	Withheld	Broker Non-Votes
Benoit Dageville	167,271,511	40,217,718	77,005,078
Mark S. Garrett	160,184,930	47,304,299	77,005,078
Jayshree V. Ullal	198,525,995	8,963,234	77,005,078

Proposal 2 — Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
183,074,551	23,373,765	1,040,913	77,005,078

Proposal 3 — Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
282,973,625	809,423	711,259	—

Proposal 4 — Stockholder Proposal to Declassify the Company’s Board of Directors. The Company’s stockholders approved a non-binding stockholder proposal requesting the declassification of the Company's board of directors. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
161,763,332	44,795,457	930,440	77,005,078

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Snowflake Inc.

Dated: July 5, 2024
	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Chief Financial Officer